Exhibit 99.1

NEWS RELEASE

NOVAGOLD Files and mails materials for special meeting
to approve proposed ACQUISITION of 100% of Donlin gold

►	Shareholders are being asked to vote on, among other things, the previously announced Transactions pursuant to which NOVAGOLD would acquire the 40% interest in Donlin Gold held by Paulson Advisers LLC and its affiliates in an all-share transaction, increasing NOVAGOLD’s ownership from 60% to 100%.

►	NOVAGOLD’s Board of Directors unanimously recommends that shareholders vote FOR each resolution set forth in the Circular and Proxy Statement.

►	Questions? Need Help Voting? Visit www.NewNOVAGOLD.com to review the materials and obtain assistance with questions or voting. Shareholders are encouraged to vote well in advance of the proxy voting deadline on October 30, 2026, at 10:00 a.m. (Vancouver Time).

October 5, 2026 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) today announced that it has filed and commenced mailing its management information circular and definitive proxy statement (the “Circular and Proxy Statement”) and related proxy materials (collectively, the “Meeting Materials”) for the special meeting of shareholders to be held on November 3, 2026 (the “Meeting”). At the Meeting, shareholders of record at the close of business on September 23, 2026 (the “Record Date”) will be asked to consider and, if deemed advisable, approve, with or without variation, (i) a special resolution (the “Arrangement Resolution”) approving a Plan of Arrangement (the “Arrangement”), relating to the transactions announced on July 22, 2026, pursuant to which, subject to the satisfaction of certain closing conditions, upon the consummation thereof, NovaGold Corporation, a newly incorporated Delaware company (“New NOVAGOLD”), would become the ultimate parent of NOVAGOLD and its subsidiaries and would acquire the 40% interest in Donlin Gold LLC (“Donlin Gold”) held by Paulson Advisers LLC and certain of its affiliates (collectively, “Paulson”) through Donlin Gold Holdings LLC (“Donlin Gold Holdings”)1, increasing NOVAGOLD’s ownership from 60% to 100% in its Tier One2 gold development project in Alaska (the “Transactions”), and (ii) the other resolutions summarized below, each of which is described in greater detail in the Circular and Proxy Statement.

NOVAGOLD’s Board of Directors (the “Board”) unanimously recommends that shareholders vote FOR the Arrangement Resolution and each other resolution described below. Citigroup Global Markets Inc. (“Citi”) also delivered an opinion that, as of the date of the opinion and subject to the assumptions, qualifications and limitations set out in the Circular and Proxy Statement, the consideration to be received by NOVAGOLD shareholders, other than Paulson, is fair from a financial point of view.

The Meeting Materials, which contain important information about the Arrangement, the other matters to be considered at the Meeting, voting procedures and the factors considered by the Board in making its unanimous recommendation, are available at www.NewNOVAGOLD.com and under NOVAGOLD’s issuer profiles on SEDAR+ at www.sedarplus.ca and EDGAR, the SEC’s website, at www.sec.gov. Shareholders are urged to read the Meeting Materials carefully and in their entirety before voting.

1 Donlin Gold Holdings LLC is wholly owned by Paulson.

2 NOVAGOLD defines a Tier One gold development project as one with a projected production life of at least 10 years, annual projected production of at least 500,000 ounces of gold, and average projected cash costs over the production life that are in the lower half of the industry cost curve.

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NEWS RELEASE

About the Meeting

The Meeting will be held on November 3, 2026 at 10:00 a.m. (Vancouver Time) at 1133 Melville Street, Suite 3500, Vancouver, British Columbia, V6E 4E5. Shareholders will be asked to vote on the Arrangement Resolution and the other resolutions summarized below, each of which is described in greater detail in the Circular and Proxy Statement. The Board unanimously recommends that shareholders vote FOR each resolution.

1.	Arrangement Resolution: Pursuant to the interim order of the Supreme Court of British Columbia, dated September 24, 2026, shareholders will be asked to vote on a special resolution approving the Arrangement, pursuant to an arrangement agreement entered into by and among NOVAGOLD, New NOVAGOLD, which will be the ultimate parent of NOVAGOLD and its subsidiaries as a result of the Arrangement (“Post-Arrangement New NOVAGOLD”), and Paulson on July 21, 2026 (the “Arrangement Agreement”), under Division 5 of Part 9 of the Business Corporations Act (British Columbia), all as more particularly described in the Circular and Proxy Statement. The full text of the Arrangement Resolution is set out in Appendix A to the Circular and Proxy Statement.

2.	Equity Plan Resolution: Shareholders will be asked to vote on an ordinary resolution to approve the adoption of the New NOVAGOLD 2026 Omnibus Incentive Plan (the “Equity Plan Resolution”).

3.	New NOVAGOLD ESPP Resolution: Shareholders will be asked to vote on an ordinary resolution to approve the adoption of the New NOVAGOLD Employee Stock Purchase Plan (the “New NOVAGOLD ESPP Resolution”).

4.	NOVAGOLD ESPP Resolution: Shareholders will be asked to vote on an ordinary resolution to approve the adoption of the NOVAGOLD Employee Share Purchase Plan (the “NOVAGOLD ESPP Resolution”).

5.	Compensation Resolution: Shareholders will be asked to vote on an ordinary resolution to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to NOVAGOLD’s named executive officers in connection with the Arrangement Agreement and the related Transactions (the “Compensation Resolution”).

Reasons To Vote FOR The Arrangement Resolution, The Equity Plan Resolution, The New NOVAGOLD ESPP Resolution, The NOVAGOLD ESPP Resolution and The Compensation Resolution

►	Financial Strength and Robust Returns: Equity participation in a well-capitalized gold developer with 100% ownership of Donlin Gold, with projected production of 1.3-million ounces of gold annually in its first 10 full years of production and 1.1-million ounces of gold annually over the 27-year mine life.[3] Following the completion of the Arrangement, Post-Arrangement New NOVAGOLD is expected to have a market capitalization of approximately $4.9 billion (based on a per share closing price of NOVAGOLD of $7.25 on September 15, 2026).

►	Immediate Accretion to Shareholders: Generates immediate accretion to shareholders on multiple key metrics, including: (i) net asset value per share; (ii) gold Reserves and Resources per share, through the addition of approximately 16 million ounces of Measured and Indicated Resources, inclusive of approximately 13 million ounces contained in Proven and Probable Reserves in a safe and stable jurisdiction that is supportive of responsible development; and (iii) projected attributable production metrics increased by over 520,000 ounces of annual gold production in the first 10 full years.[4]

3 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” with an effective date of November 30, 2025 (the “2025 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “2025 Technical Report Summary”), dated November 30, 2025.

4 Donlin Gold data as per the 2025 Technical Report and the 2025 Technical Report Summary.

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NEWS RELEASE

►	Enhanced Operational Efficiency: Streamlines corporate decision-making and increases operational and capital efficiency at the Donlin Gold Project by consolidating 100% ownership under a single corporate parent, eliminating duplicative governance structures and enabling a more streamlined approach to development opportunities and market conditions, while preserving NOVAGOLD’s independent governance through specific lock-up, standstill and voting restrictions.

►	Minimal Disruption to Operations Expected: Post-Arrangement New NOVAGOLD and its subsidiaries will continue to carry on the business currently carried on by NOVAGOLD and its subsidiaries. The Arrangement is not currently expected to result in any material changes in business, jobs, management, operations, properties, locations of any offices or facilities or number of employees.

►	Larger and More Liquid Market Capitalization Expected: The Board believes that the opportunity to enhance long-term value for shareholders will be greater as a U.S.-domiciled company than as a Canada-domiciled company. Post-Arrangement New NOVAGOLD is expected to have a larger market capitalization and will be listed on the NYSE upon completion of the Arrangement, which the Board believes will increase visibility, access to the capital markets and liquidity for shareholders.

►	Enhanced Access to Capital: Facilitates and expands access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold’s next phase of project development. The Board believes that Post-Arrangement New NOVAGOLD’s enhanced financial profile and larger market capitalization are expected to improve its ability to access the capital markets on favorable terms and provide greater financial flexibility to fund the development of the Donlin Gold Project.

►	Single Point of Contact for Key Stakeholders: Establishes a single point of contact for engagement with key stakeholders, including longstanding Donlin Gold landowners, Calista Corporation and The Kuskokwim Corporation.

►	Improved Structure: Creates a better aligned structure with the formation of a new U.S.-domiciled parent company that will be listed on the NYSE.

►	Fairness Opinion: The fairness opinion from Citi that, as of July 21, 2026, based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi described in such opinion, the consideration to be received in the Arrangement by the shareholders, taking into account the Transactions, is fair, from a financial point of view, to the shareholders (other than Paulson).

►	Support by Directors, Executive Officers and Key Shareholders: Pursuant to certain voting agreements, the directors and certain executive officers of the Company, as well as Paulson (as an existing shareholder) and Electrum Strategic Resources L.P. (NOVAGOLD’s largest shareholder as of the Record Date) (collectively, the “NOVAGOLD Locked-Up Shareholders”), have agreed, among other things, to vote all of the common shares of the Company (“NOVAGOLD Shares”) held by them, including any NOVAGOLD Shares issuable upon exercise or redemption of certain options to purchase NOVAGOLD Shares and other convertible securities of NOVAGOLD (as applicable to the vote), in favour of the Transactions, including the Arrangement Resolution. The NOVAGOLD Locked-Up Shareholders collectively own approximately 28% of the outstanding NOVAGOLD Shares as of the Record Date.

►	Ability to Respond to Unsolicited Superior Proposals: Under the terms of that certain master implementation agreement, effective as of July 21, 2026, entered into by and among NOVAGOLD, New NOVAGOLD, NOVAGOLD Resources Alaska Inc. and Paulson (the “Master Implementation Agreement”), the Board will remain able to respond to any unsolicited bona fide written proposal if the Board determines in good faith that such proposal constitutes or would reasonably be expected to lead to a “Superior Proposal” under the terms of the Master Implementation Agreement and where the failure to take such action would be inconsistent with its fiduciary duties, subject to certain conditions including providing notice to New NOVAGOLD and Paulson and complying with such person’s match rights, that is not expected to deter other potential interested buyers, if any.

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NEWS RELEASE

►	Negotiated Transaction: The Arrangement Agreement is the result of a comprehensive negotiation process with New NOVAGOLD and Paulson that was undertaken by the Company and its legal and financial advisors.

►	Deal Certainty: New NOVAGOLD’s and Paulson’s obligations to complete the Transactions are subject to a limited number of conditions that the Company believes are reasonable in the circumstances.

►	Shareholder Approval: The Arrangement must be approved by not less than two-thirds (2/3) of the votes cast by shareholders present in person or represented by proxy at the Meeting.

►	Regulatory Approval: The Arrangement must be approved by the Supreme Court of British Columbia, which will consider, among other things, the fairness and reasonableness of the Arrangement to shareholders.

►	Dissent Rights: The terms of the Arrangement provide that shareholders as of the Record Date who oppose the Arrangement may, upon compliance with certain conditions, exercise dissent rights and, if ultimately successful, receive fair value for their NOVAGOLD Shares. The terms of the Arrangement Agreement provide a condition to closing for NOVAGOLD (subject to Paulson’s consent) to terminate the Arrangement in the event that the dissent rights exercised exceed 10%.

Additional information regarding the benefits of the Arrangement and the factors considered by the Board is included in the Circular and Proxy Statement and at www.NewNOVAGOLD.com.

Questions? Need Help Voting?

Shareholders are encouraged to review the Meeting Materials carefully and vote as soon as possible. The proxy voting deadline is October 30, 2026, at 10:00 a.m. (Vancouver Time). Shareholders may vote online, by telephone or by mail by following the instructions on the voting form received. Meeting Materials and voting information are available at www.NewNOVAGOLD.com. Shareholders who have questions or require voting assistance should contact the appropriate advisor based on location:

•	Canadian and International shareholders (other than U.S.) — Kingsdale Advisors
Telephone: +1 (866) 228-8818 (toll-free from North America)
Text or Call: +1 (416) 623-2514 (outside North America)
Email: contactus@kingsdaleadvisors.com

•	U.S. shareholders — Innisfree M&A Incorporated Telephone: +1 (877) 750-0926 (toll-free from the United States) Telephone: +1 (412) 232-3651 (from other countries)

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 40 million ounces of gold in the Measured and Indicated Mineral Resource categories (approximately 560 million tonnes at an average grade of 2.22 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)5 inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded as one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2025 Technical Report and the 2025 Technical Report Summary, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis once in production.6

5 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” with an effective date of November 30, 2025 (the “2025 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “2025 Technical Report Summary”), dated November 30, 2025. Donlin Gold possesses Measured Resources of approximately 9 Mt grading 2.67 g/t and Indicated Resources of approximately 551 Mt grading 2.21 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 6 Mt of Measured Resources and approximately 330 Mt of Indicated Resources inclusive of Mineral Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1.4 Mt grading 1.18 g/t and Indicated Resources of approximately 175 Mt grading 1.32 g/t, of which approximately 0.9 Mt of Measured Resources and approximately 105 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 9 Mt grading 2.29 g/t and Probable Reserves of approximately 495 Mt grading 2.02 g/t, each on a 100% basis, of which approximately 6 Mt of Proven Reserves and approximately 297 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300..

6 Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary.

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About Donlin Gold Holdings

Donlin Gold Holdings, 100% wholly-owned by Paulson Advisers LLC and its affiliates, is the 40% owner of the Donlin Gold project. Donlin Gold Holdings, together with NOVAGOLD, owns 100% of Donlin Gold and shares equal voting and operating control with NOVAGOLD through its operating agreement.

NOVAGOLD Contacts

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, New NOVAGOLD and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on New NOVAGOLD and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions; the ability of NOVAGOLD, New NOVAGOLD and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; anticipated timing of updated reports and/or studies including the Donlin Gold Bankable Feasibility Study and draft Supplemental Environmental Impact Statement; repayment of the Barrick promissory note and the timing thereof; sufficiency of working capital; future capital raising activities and potential sources of funding; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; and operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, and are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent NOVAGOLD management’s expectations, estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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Important Information and Where to Find It

NOVAGOLD has filed relevant materials with the SEC and applicable Canadian securities regulators, including, among other filings, a management information circular and definitive proxy statement on Schedule 14A on October 5, 2026. The management information circular and proxy statement has been mailed or otherwise disseminated to shareholders of NOVAGOLD seeking their approval of the proposals related to the Transactions. INVESTORS AND SHAREHOLDERS OF NOVAGOLD ARE URGED TO READ THE MANAGEMENT INFORMATION CIRCULAR AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS IN CONNECTION WITH THE TRANSACTIONS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders may obtain free copies of the management information circular and definitive proxy statement and other documents filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

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